Exhibit 99.1
KPMG LLP
Suite 700
20 Pacifica
Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Navient Credit Funding, LLC (the “Company”)
Navient Corporation
Navient Solutions, LLC
J.P. Morgan Securities LLC
BofA Securities, Inc.
Barclays Capital Inc.
Credit Suisse Securities (USA) LLC
RBC Capital Markets, LLC
(together, the “Specified Parties”)

Re: Navient Private Education Refi Loan Trust 2022-B – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “2022-B Loan Tape Formatted 1B.xlsx” (the “Data File”), provided by the Company on April 6, 2022, containing information on 15,662 student loans (the “Student Loans”) as of April 3, 2022 (the “Cutoff Date”), which we were informed are intended to be included as collateral in the offering by Navient Private Education Refi Loan Trust 2022-B. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts were within $1.00, “First Payment Dates” were within two (2) days, and “Remaining Terms” were within one (1) month.

•
The term “FDR System” means the Company’s internal servicing system containing certain information such as interest rate, loan status, first payment date, original loan balance, current loan balance, and original maturity date related to the Selected Student Loans (defined below).

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

•	The term “CARES System” means the Company’s internal servicing system containing certain information regarding the financial history of the Selected Student Loans.

•
The term “Earnest Internal Tool Account Number Page” means a screenshot containing certain information from the Company’s internal loan account overview system (e.g. repayment schedule, payment history, interest rate, original loan balance, etc.) for the Selected Student Loans.

•
The term “Verify Report Page” means a screenshot containing certain information from the Company’s internal application verification tool such as: school type, school name, and school degree for the Selected Student Loans.

•
The term “Application Underwriting Snapshot Page” means a screenshot containing information from the Company’s internal application underwriting tool related to education degree and school name for the Selected Student Loans.

•
The term “Title IV Federal School Code List” means a listing identifying schools in the United States participating in the Title IV federal student aid programs that we were instructed by the Company to download from the “Federal Student Aid Website” (https://ifap.ed.gov/ilibrary/document-types/federal-school-code-list).

•
The term “Accredited Programs List” means a listing identifying accredited schools issued by the U.S. Department of Education’s Office of Post-secondary Education (OPE) that we were instructed by the Company to download from the “Database of Accredited Postsecondary Institutions and Programs Website” (https://ope.ed.gov/accreditation/) and the “International Schools That Participate in the Federal Student Loan Programs” (https://studentaid.gov/understand-aid/types/international#participating-schools).

•	The term “Amortized Payment History Schedule” means a schedule of the payment history information of certain Selected Student Loans extracted from the FDR System.

•
The term “FNI Data Supplement” means an electronic file that the Company informed us was extracted from the FDR System, containing certain information such as school type, school name, and school degree for the Selected Student Loans.

•	The term “Loan Files” means the following information sources provided by the Company:

–	Loan Agreement

–	Earnest Internal Tool Account Number Page

–	Verify Report Page

–	Application Underwriting Snapshot Page

–	Title IV Federal School Code List

–	Accredited Programs List

–	Amortized Payment History Schedule

–	FNI Data Supplement

–	“Principal” field in the CARES System, and

–
the following screens in the FDR System: #BS Screen, #BS1 Screen, #BS3 Screen, #BS5 Screen, #CDS Screen, #CIS Screen, #CMS Screen, #CSS Screen, #CU4 Screen, #EDH Screen, #ED2 Screen, #NM AF Screen, #NM CC Screen, #NM CS Screen, #NM ST Screen, #NPO Screen, #NM SA2 Screen, #NM MN Screen, #NM LL Screen, and #HDI Screen.

2

The Loan Files were represented by the Company to be copies of the original Loan Files or electronic records contained within the respective system or website.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, methodology, or value, as described in Exhibit C.

•	The term “Provided Information” means the Loan Files and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.
We randomly selected a sample of Student Loans from the Data File, utilizing a confidence level of 95.0%, an expected error rate of 3.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%. The selection criteria resulted in a sample of 359 Student Loans (the “Selected Student Loans,” as listed in Exhibit A attached hereto).

B.
For each Selected Student Loan, we compared or recomputed the specified attributes listed below to or using the corresponding information included in the Loan Files, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Loan Files or the inability to agree the indicated information from the Data File to the Loan Files for each of the attributes identified, utilizing the Instructions, as applicable, constituted an exception. The Loan Files documents are listed in the order of priority.

Attributes	Loan Files/Instructions

Loan Number	For “Earnest Refi” loans: Earnest Internal Tool Account Number Page or “ACCOUNT NUMBER” field on #CU4 Screen For “Navi Refi” loans: “ACCOUNT NUMBER” field on #CU4 Screen

Loan Type	For “Earnest Refi” loans: Loan Agreement, Earnest Internal Tool Account Number Page For “Navi Refi” loans: “CURRENT STRATEGY” field on #NM ST Screen, and Instructions

Borrower State	”Address” field on #BS1 Screen or any notations related to address changes on #CIS Screen

Interest Rate
“INT RT” column on #EDH Screen, “INT 1%” field and “INT 2%” field in “ORIG STMT VALUES” section on #ED2 Screen, “AUTO PAY FLAG” field on #NM AF Screen, #HDI Screen for interest rate with borrower benefit related information, and “CALC ANN RATE:CASH” field on #NM SA2 Screen

Payment Frequency	“MISC 13” field on #NM CS Screen, “PREV AUTO FLAG” field on #CMS Screen and Instructions

Loan Status
“CURR LOAN STAT” column on #EDH Screen and “MISC FIELD 2” column on #BS3 Screen, notation of status change on #CIS Screen, “ORIG STMT STATUS” field on #ED2 Screen, “FIRST ACTIVE DATE” field on #NM MN Screen, and Instructions

First Payment Date	“RPMT BEGIN DT” field on #EDH Screen or “1st ACTIVE DATE” field on #BS5 Screen

3

Attributes	Loan Files/Instructions

Original Loan Balance
“FINANCIAL INSTITUTION” field on #NM CC Screen

For Selected Student Loans without Original Loan Balance information in the FDR System: “Amount Financed” field in the “Overview” section of the Earnest Internal Tool Account Number Page, “Amount” column corresponding to the “deposit” and the “return_of_proceeds” in the “Type” column of the “Loan Transaction” section of the Earnest Internal Tool Account Number Page

Current Principal Balance
“ACCOUNT BALANCE” column on #CSS Screen, documentation of change that affects the current principal balance on #CIS Screen, “CUR BAL” field on #BS Screen, “FINANCIAL INSTITUTION” field on #NM CC Screen, “RPMT FEE” field or “CAP INT” field on #ED2 Screen, “DISBURSEMENT” and “ADJUSTMENT” fields on #CSS Screen or #CDS Screen or “MEMO TEXT” field on #CMS Screen, “RETRO PROCESSING” field on #ED2 Screen, “Interest Rate” field on #CSS Screen, CYCLE DATE on #EDH Screen, “PAYMENT” fields on #CSS Screen or #CDS Screen, “Principal” field in the CARES system, and Instructions

Original Maturity Date
“MATURITY DT” field on #EDH Screen, “METHOD OVERRIDE END DATE” field using the “RULS MIN PAY (CP PO RM)” field on #NPO Screen, notation of status change on #CIS Screen, and “EQUITY MATURITY DATE” field on #NM LL Screen

Remaining Term	“MATURITY DT” field and “DUE DATE” field on #EDH Screen, notation of status change on #CIS Screen, and Instructions

School Type
For “Earnest Refi” loans: “Degree” field in the “Educations” section of the Verify Report Page, “Underwritten Education Degree” field in the Application Underwriting Snapshot Page, and Instructions

For “Navi Refi” loans: “Underwritten Education Is Undergraduate” field in the FNI Data Supplement

School Name
For “Earnest Refi” loans: “Verified School Name” field in the “Educations” section of the Verify Report Page, “Underwritten Education School Name” field in the Application Underwriting Snapshot Page, and Instructions.

For “Navi Refi” loans: “Underwritten Education School Name” field in the FNI Data Supplement.

Observe the School Name appeared in the Title IV Federal Student Aid Programs utilizing the Instructions.

School Degree
For “Earnest Refi” loans: “Degree” field in the “Educations” section of the Verify Report Page, “Underwritten Education Degree” field in the Application Underwriting Snapshot Page, and Instructions.

For “Navi Refi” loans: “Underwritten Education Degree” field in the FNI Data Supplement.

Original FICO Score	“EDS SCR01” or “EDS SCR02” field in “FICO INFO” tab on #HDI Screen

4

We found such information to be in agreement except as listed in Exhibit B. Based on the results of the procedures performed, there is a 95.0% confidence level that the maximum estimated error occurrence rate for each of the attributes across the entire population of 15,662 Student Loans does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Student Loans, (iii) the reliability or accuracy of the Provided Information, which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Student Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Student Loans being securitized, (iii) the compliance of the originator of the Student Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Student Loans that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, California
May 5, 2022

5

Exhibit A – The Selected Student Loans
Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*
1	2022B001	39	2022B039	77	2022B077	115	2022B115	153	2022B153
2	2022B002	40	2022B040	78	2022B078	116	2022B116	154	2022B154
3	2022B003	41	2022B041	79	2022B079	117	2022B117	155	2022B155
4	2022B004	42	2022B042	80	2022B080	118	2022B118	156	2022B156
5	2022B005	43	2022B043	81	2022B081	119	2022B119	157	2022B157
6	2022B006	44	2022B044	82	2022B082	120	2022B120	158	2022B158
7	2022B007	45	2022B045	83	2022B083	121	2022B121	159	2022B159
8	2022B008	46	2022B046	84	2022B084	122	2022B122	160	2022B160
9	2022B009	47	2022B047	85	2022B085	123	2022B123	161	2022B161
10	2022B010	48	2022B048	86	2022B086	124	2022B124	162	2022B162
11	2022B011	49	2022B049	87	2022B087	125	2022B125	163	2022B163
12	2022B012	50	2022B050	88	2022B088	126	2022B126	164	2022B164
13	2022B013	51	2022B051	89	2022B089	127	2022B127	165	2022B165
14	2022B014	52	2022B052	90	2022B090	128	2022B128	166	2022B166
15	2022B015	53	2022B053	91	2022B091	129	2022B129	167	2022B167
16	2022B016	54	2022B054	92	2022B092	130	2022B130	168	2022B168
17	2022B017	55	2022B055	93	2022B093	131	2022B131	169	2022B169
18	2022B018	56	2022B056	94	2022B094	132	2022B132	170	2022B170
19	2022B019	57	2022B057	95	2022B095	133	2022B133	171	2022B171
20	2022B020	58	2022B058	96	2022B096	134	2022B134	172	2022B172
21	2022B021	59	2022B059	97	2022B097	135	2022B135	173	2022B173
22	2022B022	60	2022B060	98	2022B098	136	2022B136	174	2022B174
23	2022B023	61	2022B061	99	2022B099	137	2022B137	175	2022B175
24	2022B024	62	2022B062	100	2022B100	138	2022B138	176	2022B176
25	2022B025	63	2022B063	101	2022B101	139	2022B139	177	2022B177
26	2022B026	64	2022B064	102	2022B102	140	2022B140	178	2022B178
27	2022B027	65	2022B065	103	2022B103	141	2022B141	179	2022B179
28	2022B028	66	2022B066	104	2022B104	142	2022B142	180	2022B180
29	2022B029	67	2022B067	105	2022B105	143	2022B143	181	2022B181
30	2022B030	68	2022B068	106	2022B106	144	2022B144	182	2022B182
31	2022B031	69	2022B069	107	2022B107	145	2022B145	183	2022B183
32	2022B032	70	2022B070	108	2022B108	146	2022B146	184	2022B184
33	2022B033	71	2022B071	109	2022B109	147	2022B147	185	2022B185
34	2022B034	72	2022B072	110	2022B110	148	2022B148	186	2022B186
35	2022B035	73	2022B073	111	2022B111	149	2022B149	187	2022B187
36	2022B036	74	2022B074	112	2022B112	150	2022B150	188	2022B188
37	2022B037	75	2022B075	113	2022B113	151	2022B151	189	2022B189
38	2022B038	76	2022B076	114	2022B114	152	2022B152	190	2022B190

(*) The Company has assigned a unique Student Loan Number to each student loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the actual Student Loan Numbers.
A-1

Exhibit A – The Selected Student Loans
Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*
191	2022B191	229	2022B229	267	2022B267	305	2022B305	343	2022B343
192	2022B192	230	2022B230	268	2022B268	306	2022B306	344	2022B344
193	2022B193	231	2022B231	269	2022B269	307	2022B307	345	2022B345
194	2022B194	232	2022B232	270	2022B270	308	2022B308	346	2022B346
195	2022B195	233	2022B233	271	2022B271	309	2022B309	347	2022B347
196	2022B196	234	2022B234	272	2022B272	310	2022B310	348	2022B348
197	2022B197	235	2022B235	273	2022B273	311	2022B311	349	2022B349
198	2022B198	236	2022B236	274	2022B274	312	2022B312	350	2022B350
199	2022B199	237	2022B237	275	2022B275	313	2022B313	351	2022B351
200	2022B200	238	2022B238	276	2022B276	314	2022B314	352	2022B352
201	2022B201	239	2022B239	277	2022B277	315	2022B315	353	2022B353
202	2022B202	240	2022B240	278	2022B278	316	2022B316	354	2022B354
203	2022B203	241	2022B241	279	2022B279	317	2022B317	355	2022B355
204	2022B204	242	2022B242	280	2022B280	318	2022B318	356	2022B356
205	2022B205	243	2022B243	281	2022B281	319	2022B319	357	2022B357
206	2022B206	244	2022B244	282	2022B282	320	2022B320	358	2022B358
207	2022B207	245	2022B245	283	2022B283	321	2022B321	359	2022B359
208	2022B208	246	2022B246	284	2022B284	322	2022B322
209	2022B209	247	2022B247	285	2022B285	323	2022B323
210	2022B210	248	2022B248	286	2022B286	324	2022B324
211	2022B211	249	2022B249	287	2022B287	325	2022B325
212	2022B212	250	2022B250	288	2022B288	326	2022B326
213	2022B213	251	2022B251	289	2022B289	327	2022B327
214	2022B214	252	2022B252	290	2022B290	328	2022B328
215	2022B215	253	2022B253	291	2022B291	329	2022B329
216	2022B216	254	2022B254	292	2022B292	330	2022B330
217	2022B217	255	2022B255	293	2022B293	331	2022B331
218	2022B218	256	2022B256	294	2022B294	332	2022B332
219	2022B219	257	2022B257	295	2022B295	333	2022B333
220	2022B220	258	2022B258	296	2022B296	334	2022B334
221	2022B221	259	2022B259	297	2022B297	335	2022B335
222	2022B222	260	2022B260	298	2022B298	336	2022B336
223	2022B223	261	2022B261	299	2022B299	337	2022B337
224	2022B224	262	2022B262	300	2022B300	338	2022B338
225	2022B225	263	2022B263	301	2022B301	339	2022B339
226	2022B226	264	2022B264	302	2022B302	340	2022B340
227	2022B227	265	2022B265	303	2022B303	341	2022B341
228	2022B228	266	2022B266	304	2022B304	342	2022B342

(*) The Company has assigned a unique Student Loan Number to each student loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the actual Student Loan Numbers.
A-2

Exhibit B – Exception List

Selected Student Loan Number	Student Loan Number	Attribute	Per Data File	Per Loan Files
205	2022B205	School Name appearing in Title IV Federal Aid Programs	University of Medicine and Health Sciences	Not Available

B-1

Exhibit C – Instructions

Attribute	Instructions
Loan Type
For “Navi Refi” loans, Loan Type is considered to be:

•      Fixed rate loan if the “CURRENT STRATEGY” field on the #NM ST Screen begins with “E” or “D,”

•     Variable rate loan if the “CURRENT STRATEGY” field on the #NM ST Screen begins with “V” or “R.”

Payment Frequency
Payment Frequency is considered to be:

•     “Bi-Weekly” if the 45th position of the “MISC 13” field on the #NM CS Screen is “B” or the “PREV AUTO PAY FLAG” field on the #CMS Screen indicates “0,”

•     “Monthly” if the 45th position of the “MISC 13” field on the #NM CS Screen is not “B” or the “PREV AUTO PAY FLAG” field on the #CMS Screen indicates “A” or “J.”

Loan Status
Loan Status is considered to be “active” if:

(i)    the “CURR LOAN STAT” field on the #EDH Screen is “RPMT” and the “MISC FIELD 2” column on the #BS3 Screen is “D0000,”

(ii)   the “CURR LOAN STAT” field on the #EDH Screen is “FORB, FORD, or SSFP” and the “MISC FIELD 2” column on the #BS3 Screen is “P0000”

(iii)  the “STAT” column on the #EDH Screen does not begin with letter “P.” or,

(iv) the “FIRST ACTIVE DATE” field on the #NM MN Screen is prior to the cutoff date

Current Principal Balance
Compare or recompute the Current Principal Balance as follows (Instructions are listed in order of priority until the attribute was agreed):

a)     Compare to the “ACCOUNT BALANCE” column on the #CSS Screen or documentation of a change that affects the current principal balance on the #CIS Screen.

b)     Compare to the amount in the “CUR BAL” field on the #BS Screen.

c)     Compare to the amount in the “FINANCIAL INSTITUTION” field on the #NM CC Screen.

d)     Recompute the Current Principal Balance as follows:

i.    Add any applicable Repayment Fee (shown under the “RPMT FEE” field on the #ED2 Screen) or applicable Capitalized Interest (shown under the “CAP INT” field on the #ED2 Screen) to the “ACCOUNT BALANCE” column on the #CSS Screen, and subtract any applicable disbursement amount (shown under the “DISBURSEMENT” field on the #CSS Screen or the #CDS Screen), applicable adjustment (shown under the “ADJUSTMENT” field on the #CSS Screen or the #CDS Screen), or

C-1

Exhibit C – Instructions

Attribute	Instructions

     applicable disbursement return amount (shown under the “MEMO TEXT” field on the #CMS Screen);

ii.   Subtract any amount indicated in the “RETRO PROCESSING” field on the #ED2 Screen and any additional principal payment applied after the Cutoff Date, identified by either (1) subtracting the recalculated accrued interest (“Interest Rate” field on the #CSS Screen multiplied by the number of days from the start of the CYCLE DATE on the #EDH Screen to the day before the date of the first Payment under the “PAYMENT” field on the #CSS Screen or the #CDS Screen, multiplied by the “ACCOUNT BALANCE” column on the #CSS Screen) from the first Payment made under the “PAYMENT” field on the #CSS Screen or the #CDS Screen, or (2) under the “Principal” field in the CARES system; and,

iii.  Subtract any principal paid amount in the “PRINCIPAL PAID” field from the Amortized Payment History Schedule after the last transaction date reflected in the #CSS Screen but before the Cutoff Date.

Remaining Term
Recompute as follows:

(i)     Subtract the Cutoff Date from either (1) the date one month after the maturity date indicated on the #EDH Screen, or (2) the date indicated in the notation of status change on the #CIS Screen.

(ii)    Divide the result by the average number of days in a month (i.e., 30.4375).

If the Cutoff Date was later than the due date indicated on the #EDH Screen, subtract one month from (ii).

School Type
For “Earnest Refi” loans, School Type is considered to be “No” (not undergraduate) if the school name in the “underwritten_education_ school_ name” field in the Data File indicates either (i) the underwritten school is a high school or (ii) “NULL” and the “is_parent_plus” field in the Data File indicates “Yes.”

School Name
For “Earnest Refi” loans, School Name is considered to be “NULL” if (i) the school name in the “underwritten_education_school_name” field in the Data File is “NULL,” and (ii) the “is_parent_plus” field in the Data File indicates “Yes.”

School Name appearing in Title IV Federal Aid Programs
Instructions are listed in order of priority until the attribute was agreed:

a)    Compare the school name under the “underwritten_education_school_name” field in the Data File to the corresponding information on the Title IV Federal School Code List.

b)    Compare the U.S. Department of Education’s Office of Postsecondary Education (OPE) code under the “underwritten_ education_opeid” field in the Data File to the “SchoolCode” field in the Title IV Federal School Code List.

C-2

Exhibit C – Instructions

Attribute	Instructions

c)    Observe whether the school name under the “underwritten_education_ school_name” field in the Data File appeared in the “Institution_Name” field in the Accredited Programs List.

d)    Observe whether the school name under the “underwritten_education_ school_name” field in the Data File:

(i)      appears in the “Verified School Name” field in the “Educations” section of the Verify Report Page or “Underwritten Education School Name” field in the Application Underwriting Snapshot Page for “Earnest Refi” loans; or,

(ii)     appears in the “Underwritten Education School Name” field in the FNI Data Supplement for “Navi Refi” loans.

In the event the school name in the “underwritten_education_school_name” field in the Data File indicates the underwritten school is a high school or “NULL,” observe if the “is_parent_plus” field in the Data File indicates “Yes,” which represents Parent Plus loan and therefore the parent’s highest achieved education was used to originate the loan. If the highest achieved education is high school or “NULL,” the parent did not possess a collegiate degree, and there would be no corresponding OPE code for the loan within the Title IV Federal School Code List or Accredited Programs List.

In the event the school name in the “underwritten_education_school_name” field in the Data File indicates the school is a satellite campus, but the Title IV Federal School Code List or the Accredited Programs List designation is not available at the satellite campus level, compare the name of the college or university to which the satellite campus relates to the Title IV Federal School Code List or the Accredited Programs List.

School Degree
For “Earnest Refi” loans, School Degree is considered to be:

•    “Masters” or “MD” if the “Degree” field in the “Educations” section of the Verify Report Page or the “Underwritten Education Degree” field in the Application Underwriting Snapshot Page indicates “medical_other” or “DO,” respectively.

•    “NULL” if (i) the school name in the “underwritten_education_ degree” field in the Data File is “NULL,” and (ii) the “is_parent_plus” field in the Data File indicates “Yes.”

C-3